Filed Pursuant to Rule 497(c)
                                                     1933 Act File No. 333-07595
                                                     1940 Act File No. 811-07695

                                 HENNESSY FUNDS

                         PROSPECTUS & OVERVIEW OF FUNDS

                                FEBRUARY 28, 2007

                       HENNESSY CORNERSTONE GROWTH FUND (HFCGX)
                       HENNESSY CORNERSTONE GROWTH FUND, SERIES II (HENLX) HENNESSY FOCUS 30 FUND (HFTFX)
                       HENNESSY CORNERSTONE VALUE FUND (HFCVX)
                       HENNESSY TOTAL RETURN FUND (HDOGX)
                       HENNESSY BALANCED FUND (HBFBX)

                              (HENNESSY FUNDS LOGO)
                          FORMULAS FOR SMART INVESTING

THE HENNESSY FUNDS PROSPECTUS

CONTENTS

Summary Information        1
Detailed Descriptions of Fund Investment Objectives, Principal Investment Strategies and Risks, Performance Information and Expenses:

    Hennessy Cornerstone Growth Fund.................................2

    Hennessy Cornerstone Growth Fund, Series II......................6

    Hennessy Focus 30 Fund..........................................10

    Hennessy Cornerstone Value Fund.................................14

    Hennessy Total Return Fund......................................18

    Hennessy Balanced Fund..........................................22

Additional Investment Information...................................26

Historical Performance..............................................26

Management of the Funds.............................................30


Shareholder Information.............................................31

    Pricing of Fund Shares..........................................31

    Account Minimum Investments.....................................31

    Market Timing Policy............................................31

    Telephone Privileges............................................32

    How to Purchase Shares..........................................32

    Automatic Investment Plan.......................................33

    Retirement Plans................................................33

    How to Sell Shares..............................................33

    How to Exchange Shares..........................................35

    Systematic Cash Withdrawal Program..............................36

    Dividends, Distributions and Taxes..............................36

    Householding....................................................36

Financial Highlights................................................37



         An investment in a Fund is not a deposit with a bank and is not guaranteed or insured by the Federal Deposit Insurance
                       Corporation or any other government
      agency. Fund prices will fluctuate and it is possible to lose money.

EACH OF THE HENNESSY FUNDS UTILIZES A TIME-TESTED STOCK SELECTION STRATEGY, INCORPORATING SOUND, PROVEN CRITERIA, SUCH AS PRICE-TO-SALES RATIO, DIVIDEND YIELD AND STOCK PRICE APPRECIATION. WE MANAGE OUR FUNDS WITH THE DISCIPLINE AND CONSISTENCY OF AN INDEX FUND, NEVER STRAYING FROM OUR PROVEN FORMULAS. THE RESULT IS THAT EMOTIONS, HUNCHES AND FADS PLAY NO PART IN OUR INVESTMENT DECISIONS. IN SHORT, WE DO NOT TRY TO OUTSMART OR TIME THE MARKET BECAUSE WE BELIEVE DOING SO DOESN'T WORK.

OUR GOAL IS TO PROVIDE PRODUCTS THAT INVESTORS CAN HAVE CONFIDENCE IN, KNOWING THEIR MONEY IS INVESTED AS PROMISED AND MANAGED IN THEIR BEST INTEREST. THE HENNESSY FUNDS' STRATEGIES AND PERFORMANCE ARE FULLY DISCLOSED. WE FEEL IT IS CRITICAL FOR OUR CLIENTS TO

UNDERSTAND THE STRATEGIES, RISKS AND COSTS OF INVESTING, AS WELL AS THE REWARDS. WITH HENNESSY, THERE ARE NEVER SURPRISES WITH OUR INVESTMENT STRATEGIES.

SUMMARY INFORMATION

This prospectus contains important information about the Hennessy Funds that you should know before you invest. The Hennessy Funds provide investment choices to satisfy a range of objectives and risk tolerance levels. The Hennessy Funds are no-load.

HENNESSY CORNERSTONE GROWTH FUND (HFCGX)

Our most aggressive fund, the Hennessy Cornerstone Growth Fund seeks long-term growth of capital. This Fund invests in 50 growth-oriented stocks selected by the Cornerstone Growth Strategy.(R) The Strategy has historically selected small-cap companies.


HENNESSY CORNERSTONE GROWTH FUND, SERIES II (HENLX)

Like the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Growth Fund, Series II seeks long-term growth of capital and invests in stocks selected by the Cornerstone Growth Strategy.(R) The primary difference between these two funds is that the stocks will be purchased, and the portfolio rebalanced, at different times of the year, which should generate substantially different portfolios.


HENNESSY FOCUS 30 FUND (HFTFX)

The Hennessy Focus 30 Fund seeks long-term growth of capital. This Fund invests in growth-oriented stocks selected by the Focus 30 Formula.(R) The Formula selects 30 mid-cap companies, with market capitalization between $1 and $10 billion.

HENNESSY CORNERSTONE VALUE FUND (HFCVX)

The Hennessy Cornerstone Value Fund seeks total return, consisting of capital appreciation and current income. This Fund invests in 50 large, dividend-paying companies selected by the Cornerstone Value Strategy.(R)

HENNESSY TOTAL RETURN FUND (HDOGX)

The Hennessy Total Return Fund seeks total return, consisting of capital appreciation and current income. This Fund invests in the ten highest dividend-yielding Dow Jones Industrial Average(1) stocks (known as the "Dogs of the Dow"), and in U.S. Treasury securities with a maturity of less than one year. Approximately 75% of the Fund's investment return is based on the return of the Dogs of the Dow stocks and approximately 25% of the Fund's investment return is based on the return of U.S. Treasury securities.

HENNESSY BALANCED FUND (HBFBX)

Our most conservative fund, the Hennessy Balanced Fund seeks a combination of capital appreciation and current income. This Fund invests 50% of its assets in the ten highest dividend-yielding Dow Jones Industrial Average(1) stocks (known as the "Dogs of the Dow"), but limits exposure to market risk and volatility by investing 50% of its assets in U.S. Treasury securities with a maturity of less than one year.

           The following Fund summaries detail each Fund's investment objective, principal investment strategy and risks,
                      performance information and expenses.

    AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE FUNDS OR DETERMINED IF THIS PROSPECTUS IS
ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(1) The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Hennessy Funds or its investment adviser. Dow Jones & Company, Inc. has not participated in any way in the creation of the Hennessy Funds or in the selection of stocks included in the Hennessy Funds and has not approved any information included in this Prospectus.

SMALL-CAP

                                      BLEND

PRICE-TO-SALES RATIO:
A tool for calculating
a stock's valuation relative to other companies. It is calculated by dividing a company's market capitalization by its most recent 12 months of sales.

THE MARRIAGE OF
VALUE PLUS MOMENTUM INVESTING:
Price-to-Sales = Value
Increase in Earnings
and Stock Price = Momentum

HENNESSY CORNERSTONE
GROWTH FUND (HFCGX)

INVESTMENT STRATEGY

The Fund invests in growth-oriented common stocks by utilizing a highly disciplined, quantitative formula known as the Cornerstone Growth Strategy(R) (the "Strategy"). The Strategy has historically selected small-cap companies. From a universe of stocks with market capitalization exceeding $175 million, the Cornerstone Growth Strategy selects the 50 COMMON STOCKS WITH THE HIGHEST ONE-YEAR PRICE APPRECIATION as of the date of purchase that also meet the following criteria:

    1) PRICE-TO-SALES RATIO BELOW 1.5

       This value criteria helps to uncover relative bargains. The Strategy uses sales as its guide because sales figures are more difficult for companies to manipulate than earnings and frequently provide a clearer picture of a company's potential value.

    2) ANNUAL EARNINGS THAT ARE HIGHER THAN THE PREVIOUS YEAR

       While sales may be the best indicator of a company's value, the Strategy considers improvement in earnings beneficial as an indicator of a company's financial strength.

    3) POSITIVE STOCK PRICE APPRECIATION, OR RELATIVE STRENGTH, OVER THE PAST THREE AND SIX-MONTH PERIODS

       Historically, relative strength has been one of the most influential growth variables in predicting which stocks will outperform the market.

    Stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database that have market capitalization exceeding $175 million. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of all the domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.(1)


    When the Fund began operations, it purchased 50 stocks as dictated by the Cornerstone Growth Strategy, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount, with 2% of the portfolio's assets invested in each of 50 stocks. Since then, the Fund has rebalanced its portfolio annually. Using the Strategy, the universe of stocks is re-screened annually, generally in the winter. Stocks meeting the Strategy's criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio. The re-screening and rebalance period for the Fund is different than the re-screening and rebalance period for the Hennessy Cornerstone Growth Fund, Series II in an effort to create as different a portfolio of stocks as possible.

    Through this Strategy, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Fund's investment manager, Hennessy Advisors, Inc. (the "Manager"), expects


------------------        OBJECTIVE: Long-term growth of capital


stocks held in the Fund's portfolio to remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or other information that form the basis for selecting a stock are false or incorrect, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.


    Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Strategy as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the criteria of the Strategy.

    FOREIGN SECURITIES. The Fund may invest in foreign securities traded in the U.S. and American Depository Receipts, or "ADRs," which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs. Investments in securities of foreign issuers increase diversification of the Fund's portfolio and may enhance return, but they also involve some special risks, as described under the following "Principal Risks."

(1) Although S&P Compustat obtains information for inclusion in, or for use in, the Compustat(R) Database from sources that S&P Compustat considers reliable, S&P Compustat does not guarantee the accuracy or completeness of the Compustat(R) Database. S&P Compustat makes no warranty, express or implied, as to the results to be obtained by the Funds, or any other persons or entity from the use of the Compustat(R) Database. S&P Compustat makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Compustat(R) Database. "Standard & Poor's" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. The Funds are not sponsored, endorsed, sold or promoted by S&P Compustat and S&P Compustat makes no representation regarding the advisability of investing in the Funds.

AMERICAN DEPOSITORY RECEIPTS:

ADRs represent an ownership interest
in a foreign security
and are traded on
U.S. exchanges. They are generally issued by a U.S. bank as a substitute for direct ownership of the foreign security.

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Hennessy Cornerstone Growth Fund by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.

CALENDAR YEAR TOTAL RETURNS



1997   31.33%
1998   3.67%
1999   37.72%
2000   5.30%
2001   12.15%
2002   -4.71%
2003   45.82%
2004   16.65%
2005   11.96%
2006   10.42%


For the period shown in the bar chart, the Fund's highest quarterly return was 32.04% for the quarter ended December 31, 1999 and the lowest quarterly return was -28.53% for the quarter ended September 30, 1998.


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)




                                                                     Five          Ten
                                                      One Year       Years        Years
                                                      --------       -----        -----

       HENNESSY CORNERSTONE GROWTH FUND

         Return before taxes                             10.42%        14.91%       16.07%

         Return after taxes on distributions(1)           7.98%        13.22%       13.75%

         Return after taxes on distributions
         and sale of Fund shares(1)                       9.97%        12.69%       13.25%

       S&P 5002, (4)                                     15.80%         6.19%        8.42%

       RUSSELL 2000 INDEX3, (4)                          18.37%        11.39%        9.44%



(1) The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stocks.
(3) The Russell 2000 Index is a recognized small cap index of the 2,000 smallest securities of the Russell 3000 Index, which is comprised of the 3,000 largest U.S. securities as determined by total market capitalization.
(4) Reflects no deduction for fees, expenses or taxes.

TOTAL RETURN:

The return on
an investment
including income
from dividends and interest as well as appreciation or depreciation in the price of the stock, less any expenses and fees incurred.

The Hennessy Cornerstone Growth Fund is NO-LOAD, meaning there are no upfront or deferred sales charges.


PRINCIPAL RISKS

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Cornerstone Growth Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

FORMULA INVESTING RISK: The Fund will adhere to its Strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its Strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

SMALL AND MEDIUM SIZED COMPANIES RISK: The Fund invests in small and medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

FOREIGN SECURITIES RISK: There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases       None
Maximum deferred sales charge (load)                   None   Maximum sales charge (load) imposed
  on reinvested dividends and distributions            None
Redemption fee - 90 days(1)
  (as a percentage of amount redeemed)                1.50%
Exchange fee - 90 days(1)


  (as a percentage of amount exchanged)               1.50%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                       0.74%
Distribution and Service (12b-1) Fees                  None
Other Expenses                                        0.47%
                                                     ------
    Shareholder Servicing Fees                  0.10%
    All remaining Other Expenses                0.37%
Total Annual Fund Operating Expenses                  1.21%
                                                     ======


(1) If you exchange or redeem shares you have owned for less than 90 days, the Fund will deduct a fee of 1.50% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. The transfer agent charges a fee of $15.00 for each wire redemption.

EXAMPLE

This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.
    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:


HENNESSY CORNERSTONE GROWTH FUND


   One Year    Three Years   Five Years   Ten Years
     $123         $384          $665       $1,466




SMALL-CAP
                                      BLEND

PRICE-TO-SALES RATIO:
A tool for calculating
a stock's valuation relative to other companies. It is calculated by dividing a company's market capitalization by its most recent
12 months of
sales.

THE MARRIAGE OF
VALUE PLUS MOMENTUM INVESTING:
Price-to-Sales = Value
Increase in Earnings
and Stock Price = Momentum

HENNESSY CORNERSTONE
GROWTH FUND, SERIES II (HENLX)

INVESTMENT STRATEGY

The Fund invests in growth-oriented common stocks by utilizing a highly disciplined, quantitative formula known as the Cornerstone Growth Strategy(R). The Strategy has historically selected small-cap companies. From a universe of stocks with market capitalization exceeding $175 million, the Cornerstone Growth Strategy selects the 50 COMMON STOCKS WITH THE HIGHEST ONE-YEAR PRICE APPRECIATION as of the date of purchase that also meet the following criteria:

    1) PRICE-TO-SALES RATIO BELOW 1.5

       This value criteria helps to uncover relative bargains. The Strategy uses sales as its guide because sales figures are more difficult for companies to manipulate than earnings and frequently provide a clearer picture of a company's potential value.

    2) ANNUAL EARNINGS THAT ARE HIGHER THAN THE PREVIOUS YEAR

       While sales may be the best indicator of a company's value, the Strategy considers improvement in earnings beneficial as an indicator of a company's financial strength.

    3) POSITIVE STOCK PRICE APPRECIATION, OR RELATIVE STRENGTH, OVER THE PAST THREE AND SIX-MONTH PERIODS

       Historically, relative strength has been one of the most influential growth variables in predicting which stocks will outperform the market.

    Stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database that have market capitalization exceeding $175 million. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of all the domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.(1)

    The Fund began utilizing the Strategy subsequent to July 1, 2005. At that time, the Fund purchased 50 stocks as dictated by the Strategy, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount, with 2% of the portfolio's assets invested in each of 50 stocks. Using the Strategy, the universe of stocks is re-screened annually, generally in the summer. Stocks meeting the Strategy's criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio. The re-screening and rebalance period for the Fund is different than the re-screening and rebalance period of the Hennessy Cornerstone Growth Fund in an effort to create as different a portfolio of stocks as possible.

    Through this Strategy, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Manager, Hennessy Advisors, Inc., expects stocks held in the Fund's portfolio to remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or other information that form the basis for selecting a stock are false

-------------------        OBJECTIVE: Long-term growth of capital

or incorrect, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.

    Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Strategy as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the criteria of the Strategy.

    FOREIGN SECURITIES. The Fund may invest in foreign securities traded in the U.S. and American Depository Receipts, or "ADRs," which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs. Investments in securities of foreign issuers increase diversification of the Fund's portfolio and may enhance return, but they also involve some special risks, as described under the following "Principal Risks."

(1) Although S&P Compustat obtains information for inclusion in, or for use in, the Compustat(R) Database from sources that S&P Compustat considers reliable, S&P Compustat does not guarantee the accuracy or completeness of the Compustat(R) Database. S&P Compustat makes no warranty, express or implied, as to the results to be obtained by the Funds, or any other persons or entity from the use of the Compustat(R) Database. S&P Compustat makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Compustat(R) Database. "Standard & Poor's" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. The Funds are not sponsored, endorsed, sold or promoted by S&P Compustat and S&P Compustat makes no representation regarding the advisability of investing in the Funds.


AMERICAN DEPOSITORY RECEIPTS:
ADRs represent an ownership interest
in a foreign security
and are traded on
U.S. exchanges. They
are generally issued
by a U.S. bank as a substitute for direct ownership of the foreign security.

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Hennessy Cornerstone Growth Fund, Series II by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.

CALENDAR YEAR TOTAL RETURNS


2006   5.23%

For the period shown in the bar chart, the Fund's highest quarterly return was 15.99% for the quarter ended March 31, 2006 and the lowest quarterly return was -9.35% for the quarter ended September 30, 2006.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)




                                                                                  Since
                                                                                inception
                                                              One Year          (7/1/05)
                                                              --------          --------

       HENNESSY CORNERSTONE GROWTH FUND, SERIES II

         Return before taxes                                       5.23%             7.78%

         Return after taxes on distributions(1)                    4.55%             5.09%

         Return after taxes on distributions
         and sale of Fund shares(1)                                4.15%             5.54%

       S&P 5002, (4)                                              15.80%            14.25%

       RUSSELL 2000 INDEX3, (4)                                   18.37%            15.82%


(1) The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stocks.
(3) The Russell 2000 Index is a recognized small cap index of the 2,000 smallest securities of the Russell 3000 Index, which is comprised of the 3,000 largest U.S. securities as determined by total market capitalization.
(4) Reflects no deduction for fees, expenses or taxes.

TOTAL RETURN:
The return on
an investment
including income
from dividends and interest as well as appreciation or depreciation in the price of the stock, less any expenses and fees incurred.

The Hennessy Cornerstone Growth Fund, Series II is
NO-LOAD, meaning
there are no upfront
or deferred
sales charges.

PRINCIPAL RISKS

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Cornerstone Growth Fund, Series II include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

FORMULA INVESTING RISK: The Fund will adhere to its Strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its Strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

SMALL AND MEDIUM SIZED COMPANIES RISK: The Fund invests in small and medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

FOREIGN SECURITIES RISK: There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.




SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases       None
Maximum deferred sales charge (load)                   None   Maximum sales charge (load) imposed
  on reinvested dividends and distributions            None
Redemption fee - 90 days(1)
  (as a percentage of amount redeemed)                1.50%
Exchange fee - 90 days(1)
  (as a percentage of amount exchanged)               1.50%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                       0.74%
Distribution and Service (12b-1) Fees                  None
Other Expenses                                        0.51%
                                                     ------
    Shareholder Servicing Fees                  0.10%
    All remaining Other Expenses                0.41%
Total Annual Fund Operating Expenses                  1.25%
                                                     ======


(1) If you exchange or redeem shares you have owned for less than 90 days, the Fund will deduct a fee of 1.50% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. The transfer agent charges a fee of $15.00 for each wire redemption.

EXAMPLE

This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:


HENNESSY CORNERSTONE GROWTH FUND, SERIES II

   One Year    Three Years   Five Years   Ten Years
     $127         $397          $686       $1,511




                                     MID-CAP
                                      BLEND

PRICE-TO-SALES RATIO:
A tool for calculating
a stock's valuation relative to other companies. It is calculated by dividing a company's market capitalization by its most recent
12 months of
sales.

THE MARRIAGE OF
VALUE PLUS MOMENTUM INVESTING:
Price-to-Sales = Value
Increase in Earnings
and Stock Price = Momentum

HENNESSY FOCUS 30 FUND (HFTFX)



INVESTMENT STRATEGY

The Fund invests in mid-cap growth-oriented stocks by utilizing a highly disciplined, quantitative formula known as the Focus 30 Formula(R) (the "Formula"). The Formula selects companies with between $1 billion and $10 billion in market value, and excludes American Depository Receipts, or "ADRs". The Focus 30 Formula selects the 30 COMMON STOCKS WITH THE HIGHEST ONE-YEAR PRICE APPRECIATION as of the date of purchase that also meet the following criteria:

    1) PRICE-TO-SALES RATIO BELOW 1.5

       This value criteria helps to uncover relative bargains. The Formula uses sales as its guide because sales figures are more difficult for companies to manipulate than earnings and frequently provide a clearer picture of a company's potential value.

    2) ANNUAL EARNINGS THAT ARE HIGHER THAN THE PREVIOUS YEAR

       While sales may be the best indicator of a company's value, the Formula considers improvement in earnings beneficial as an indicator of a company's financial strength.

    3) POSITIVE STOCK PRICE APPRECIATION, OR RELATIVE STRENGTH, OVER THE PAST THREE AND SIX-MONTH PERIODS.

       Historically, relative strength has been one of the most influential growth variables in predicting which stocks will outperform the market.

    Stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database that have market capitalization between $1 and 10 billion. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of all the domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.


   When the Fund began operations, it purchased 30 stocks as dictated by the Focus 30 Formula, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount, with 3.33% of the portfolio's assets invested in each of 30 stocks. Since then, the Fund has rebalanced its portfolio annually. Using the Formula, the universe of stocks is re-screened annually, generally in the fall. Stocks meeting the Formula's criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.


    Through this Formula, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Manager expects stocks held in the Fund's portfolio to remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or other information that form the basis for selecting a stock are false or incorrect, the Manager

-------------------        OBJECTIVE: Long-term growth of capital

reserves the right to replace that stock with another stock meeting the criteria of the Formula. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.

    Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Formula as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the criteria of the Formula.

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Hennessy Focus 30 Fund by showing its performance from year to year and how the Fund's average annual return compares with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.

CALENDAR YEAR TOTAL RETURNS

2004   14.10%
2005   32.74%
2006   11.91%

For the period shown in the bar chart, the Fund's highest quarterly return was 17.97% for the quarter ended March 31, 2006 and the lowest quarterly return was -7.38% for the quarter ended September 30, 2006.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)




                                                                                 Since
                                                                               inception
                                                              One Year          (9/17/03)
                                                              --------          --------

       HENNESSY FOCUS 30 FUND

         Return before taxes                                      11.91%            19.57%

         Return after taxes on distributions(1)                   11.77%            18.83%

         Return after taxes on distributions
         and sale of Fund shares(1)                                7.91%            17.01%

         S&P 5002, (3)                                            15.80%            12.37%

         S&P 400 MID-CAP2, (3)                                    10.32%            15.19%



(1) The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) The S&P 500 and the S&P 400 Mid-cap Index are widely recognized unmanaged indices of common stocks.
(3) Reflects no deduction for fees, expenses or taxes.

TOTAL RETURN:
The return on
an investment
including income
from dividends and interest as well as appreciation or depreciation in the price of the stock, less any expenses and fees incurred.

The Hennessy Focus
30 Fund is NO-LOAD, meaning there are no upfront or deferred sales charges.


PRINCIPAL RISKS

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Focus 30 Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

FORMULA INVESTING RISK: The Fund will adhere to its Formula during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its Formula, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

SMALL AND MEDIUM SIZED COMPANIES RISK: The Fund invests in small and medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases      None
Maximum  deferred  sales charge (load)                None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions           None
Redemption fee - 90 days(1)
  (as a percentage of amount redeemed)               1.50%
Exchange fee - 90 days(1)
  (as a percentage of amount exchanged)              1.50%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                       0.74%
Distribution and Service (12b-1) Fees                 None
Other Expenses                                       0.47%
                                                    ------
    Shareholder Servicing                     0.10%
    All Remaining Other Expenses              0.37%
Total Annual Fund Operating Expenses                 1.21%
                                                    ======



(1) If you exchange or redeem shares you have owned for less than 90 days, the Fund will deduct a fee of 1.50% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. The transfer agent charges a fee of $15.00 for each wire redemption.


EXAMPLE

This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:


HENNESSY FOCUS 30 FUND

   One Year    Three Years   Five Years   Ten Years
     $123         $384          $665       $1,466



LARGE-CAP
                                      VALUE

DIVIDEND YIELD
is calculated as the annual dividends
paid by a company divided by the price
of a share of their
stock.

HENNESSY CORNERSTONE
VALUE FUND (HFCVX)


INVESTMENT STRATEGY

The Fund invests in large, dividend-paying companies by utilizing a highly disciplined, quantitative formula known as the Cornerstone Value Strategy(R) (the "Strategy"). The Strategy involves the identification of a universe of large, widely-held companies with strong sales and cash flow known as the Market Leaders Universe(TM) ("Market Leaders"). From the universe of Market Leaders, the Cornerstone Value Strategy selects the 50 COMMON STOCKS WITH THE HIGHEST DIVIDEND YIELD as of the date of purchase. Investing professionals often consider relatively high dividend yield a signal that a stock may be undervalued with opportunity for price appreciation. Market Leaders are selected from domestic and foreign stocks in the Compustat(R) Database, excluding power utility companies, which meet the following criteria:

    1) MARKET CAPITALIZATION THAT EXCEEDS THE AVERAGE OF THE DATABASE

    2) NUMBER OF SHARES OUTSTANDING THAT EXCEEDS THE AVERAGE OF THE DATABASE

    3) 12-MONTH SALES THAT ARE 50% GREATER THAN THE AVERAGE OF THE DATABASE

    4) CASH FLOW THAT EXCEEDS THE AVERAGE OF THE DATABASE

    The stocks must also have historical trading volume sufficient to allow the Fund to purchase the required number of shares without materially affecting the share price. The Fund selects its stocks from the universe of stocks in the Standard & Poor's Compustat(R) Database, excluding power utility companies. The Compustat(R) Database is a robust and comprehensive source of data on publicly traded companies, consisting of all the domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.


    When the Fund began operations, it purchased 50 stocks as dictated by the Cornerstone Value Strategy, based on information at that time. The Fund's holdings of each stock in its portfolio were initially weighted equally by dollar amount, with 2% of the portfolio's assets invested in each of 50 stocks. Since then, the Fund has rebalanced its portfolio annually. Using the Strategy, the universe of stocks is re-screened annually, generally in the winter. Stocks meeting the Strategy's criteria not currently in the portfolio are purchased, and stocks that no longer meet the criteria are sold. Holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

    Through this Strategy, the Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing. The Manager expects stocks held in the Fund's portfolio to remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally. However, if the Manager determines that earnings or other information that form the basis for selecting a stock are false or incorrect, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in the Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.

-------------------        OBJECTIVE: Total return, consisting of capital
appreciation and current income

                  Over the course of the year, when the Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions. Any remaining cash will be invested in the stocks selected for the Fund using the Strategy as of the most recent rebalancing of the portfolio. This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the criteria of the Strategy.

    FOREIGN SECURITIES. The Fund may invest in foreign securities traded in the U.S. and American Depository Receipts, or "ADRs," which are dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs. Investments in securities of foreign issuers increase diversification of the Fund's portfolio and may enhance return, but they also involve some special risks, as described under the following "Principal Risks."

AMERICAN DEPOSITORY RECEIPTS:
ADRs represent an ownership interest
in a foreign security
and are traded on
U.S. exchanges. They
are generally issued
by a U.S. bank as a substitute for direct ownership of the foreign security.

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Hennessy Cornerstone Value Fund by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.

CALENDAR YEAR TOTAL RETURNS



1997   15.29%
1998   6.59%
1999   6.01%
2000   8.77%
2001   6.60%
2002   -16.03%
2003   28.39%
2004   11.67%
2005   1.91%
2006   20.14%


For the period shown in the bar chart, the Fund's highest quarterly return was 17.63% for the quarter ended June 30, 2003 and the lowest quarterly return was -19.37% for the quarter ended September 30, 2002.


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)




                                                                     Five          Ten
                                                      One Year       Years        Years
                                                      --------       -----        -----

       HENNESSY CORNERSTONE VALUE FUND

         Return before taxes                             20.14%         8.07%        8.33%

         Return after taxes on distributions(1)          19.74%         7.63%        6.99%

         Return after taxes on distributions
         and sale of Fund shares(1)                      13.63%         6.84%        6.46%

       S&P 5002, (4)                                     15.80%         6.19%        8.42%

       RUSSELL 1000 INDEX3, (4)                          15.46%         6.82%        8.64%



(1) The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
(3) The Russell 1000 Index is comprised of large cap U.S. stocks and is commonly used as a benchmark for U.S. large-cap funds. The funds in this index have a similar investment objective as the Cornerstone Value Fund.
(4) Reflects no deduction for fees, expenses or taxes.

TOTAL RETURN:
The return on
an investment
including income
from dividends and interest as well as appreciation or depreciation in the price of the stock, less any expenses and fees incurred.

The Hennessy Cornerstone Value
Fund is NO-LOAD, meaning there are no upfront or deferred sales charges.

PRINCIPAL RISKS

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Cornerstone Value Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

FORMULA INVESTING RISK: The Fund will adhere to its Strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its Strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

MEDIUM SIZED COMPANIES RISK: The Fund invests in medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies.

FOREIGN SECURITIES RISK: There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies. Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases       None
Maximum  deferred  sales charge (load)                 None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions            None
Redemption fee - 90 days(1)
  (as a percentage of amount redeemed)                1.50%
Exchange fee - 90 days(1)
  (as a percentage of amount exchanged)               1.50%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                       0.74%
Distribution and Service (12b-1) Fees                  None



Other Expenses                                        0.41%
                                                     ------
    Shareholder Servicing Fee                   0.10%
    All remaining Other Expenses                0.31%
Total Annual Fund Operating Expenses                  1.15%
                                                     ======




(1) If you exchange or redeem shares you have owned for less than 90 days, the Fund will deduct a fee of 1.50% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. The transfer agent charges a fee of $15.00 for each wire redemption.


EXAMPLE

This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

HENNESSY CORNERSTONE VALUE FUND


   One Year    Three Years   Five Years   Ten Years
     $117         $365          $633       $1,398




MODERATE
                                   ALLOCATION

DIVIDEND YIELD
is calculated as the annual dividends
paid by a company divided by the price
of a share of their
stock.

NEIL HENNESSY
was the first portfolio manager to utilize the "Dogs of the
Dow" in a mutual
fund format.(2)

HENNESSY TOTAL RETURN FUND (HDOGX)


INVESTMENT STRATEGY

The Fund utilizes an investment strategy known as the "Dogs of the Dow," which involves purchasing the ten highest dividend-yielding stocks in the Dow Jones Industrial Average(1) ("DJIA"). Investing professionals often consider relatively high dividend yield a signal that a stock may be undervalued with opportunity for price appreciation.

    The Fund invests 50% of its assets in the ten "Dogs of the Dow" stocks, in approximately equal dollar amounts, and 50% of its assets in U.S. Treasury securities with a maturity of less than one year. Then, the Fund utilizes a borrowing strategy which allows the Fund's performance to approximate what it would be if the Fund had an asset allocation of 75% Dogs of the Dow stocks and 25% U.S. Treasury securities. The Investment Company Act of 1940 permits mutual funds to borrow up to one-half of their net assets. The Fund typically will borrow money by entering into reverse repurchase agreements secured by its portfolio of U.S. Treasury securities. By utilizing this investment strategy, the Fund attempts to achieve total return that in the long run exceeds that of the DJIA but with lower associated risk.

    Historically, mutual funds have not used the "Dogs of the Dow" investment strategy because they would not satisfy the tax diversification requirements applicable to "regulated investment companies" under the Internal Revenue Code. By investing approximately 50% of total assets in U.S. Treasury securities, the Fund is able to satisfy these tax diversification requirements.

    On numerous dates throughout the year, the Manager will determine the ten highest yielding common stocks in the DJIA by annualizing the last quarterly or semi-annual ordinary dividend declared on each stock and dividing the result by the market value of that stock. The Fund will then purchase those stocks in approximately equal dollar amounts until the next determination of the ten highest yielding DJIA stocks. When the Fund purchases stock, it will also purchase an approximately equal amount of U.S. Treasury securities having a remaining maturity of less than one year. U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury.

    The Fund holds its stock investments for one year, including stocks that are no longer one of the ten highest yielding stocks in the DJIA, stocks that are no longer in the DJIA and stocks received in reorganizations of companies in the DJIA. At the end of the one-year period, the Fund sells any stocks that are no longer one of the ten highest yielding stocks in the DJIA and replaces them with stocks that are. Additionally, it may sell a portion of the stocks which remain in the portfolio so that the rebalanced portion of the portfolio adheres to the Fund's asset allocation strategy.

    In an effort to minimize transaction costs, the Fund may accumulate funds and make purchases in larger blocks to avoid odd lot transactions. However, the Fund will not take a temporary defensive position. The Fund invests accumulated funds in money market instruments (such as U.S. Treasury securities, commercial paper, commercial paper master notes or repurchase agreements) or money market mutual funds.

-------------------        OBJECTIVE: Total return, consisting of capital
appreciation and current income

                  When funding redemption requests, the Fund will first utilize any accumulated funds described above. If it is necessary for the Fund to sell portfolio securities to meet redemption requests, it will endeavor to maintain its asset allocation strategy. Again, the Fund may vary the percentage of each issue of common stock sold to avoid odd lot transactions thereby reducing total transaction costs.


(1) The Dow Jones Industrial Average is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Hennessy Funds or the Manager. Dow Jones & Company, Inc. has not participated in any way in the creation of the Hennessy Funds or in the selection of stocks included in the Hennessy Funds and has not approved any information included in this Prospectus.
(2) "Market Matching Returns with Half the Risk" from Mutual Funds magazine, May 1996.

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Hennessy Total Return Fund by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.

CALENDAR YEAR TOTAL RETURNS

1999   1.80%
2000   6.86%
2001   -0.25%
2002   -8.69%
2003   22.57%
2004   2.34%
2005   -0.11%
2006   21.83%

For the period shown on the bar chart, the Fund's highest quarterly return was 14.06% for the quarter ended June 30, 2003 and the lowest quarterly return was -17.60% for the quarter ended September 30, 2002.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)




                                                                                  Since
                                                                     Five       inception
                                                      One Year       Years      (7/29/98)
                                                      --------       -----      --------

       HENNESSY TOTAL RETURN FUND

         Return before taxes                             21.83%         6.87%        5.05%

         Return after taxes on distributions(1)          21.37%         6.54%        4.45%

         Return after taxes on distributions
         and sale of Fund shares(1)                      14.72%         5.85%        4.04%

       S&P 5002, (4)                                     15.80%         6.19%        4.42%

       DOW JONES INDUSTRIAL AVERAGE3, (4)                19.05%         6.81%        6.15%

       90-DAY U.S. TREASURY SECURITY4, (5)                4.76%         2.35%        3.38%


(1) The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
(3) The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.
(4) Reflects no deductions for fees, expenses or taxes.
(5) The 90-day U.S. Treasury security most closely approximates the treasury securities held by the Fund because the Fund purchases treasury securities having a maturity of less than one year.

TOTAL RETURN:
The return on
an investment
including income
from dividends and interest as well as appreciation or depreciation in the price of the stock, less any expenses and fees incurred.

The Hennessy Total Return Fund is
NO-LOAD, meaning
there are no upfront or
deferred sales
charges.

PRINCIPAL RISKS

Although a portion of the Fund's portfolio is invested in U.S. Treasury securities, there are market and investment risks associated with your investment in the Fund, as there are with any security. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Total Return Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

FORMULA INVESTING RISK: The Fund will adhere to its strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

NON-DIVERSIFICATION RISK: The Fund is non-diversified, meaning it is likely to invest in fewer stocks than a diversified fund. The Fund may be more volatile because each stock in which it invests will have greater impact on the Fund's performance.

BORROWING RISK: The Fund borrows against its investments. Purchasing Treasury/Government securities with borrowed money is an investment technique that increases investment risk because if the securities purchased with borrowed money decline in value, the Fund's losses would be greater than if it had not. Also, the Fund will incur interest costs when it borrows money, which costs may exceed the investment returns it earns on the securities purchased with borrowed money.



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases       None
Maximum  deferred  sales charge (load)                 None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions            None
Redemption fee - 90 days(1)
  (as a percentage of amount redeemed)                1.50%
Exchange fee - 90 days(1)
  (as a percentage of amount exchanged)               1.50%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)



Management Fees                                       0.60%
Distribution and Service (12b-1) Fees                 0.25%
Other Expenses                                        1.95%
                                                     ------
    Interest Expense                            1.64%
    All remaining Other Expenses                0.31%
Total Annual Fund Operating Expenses                  2.80%
                                                     ======




(1) If you exchange or redeem shares you have owned for less than 90 days, the Fund will deduct a fee of 1.50% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. The transfer agent charges a fee of $15.00 for each wire redemption.

EXAMPLE

This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.
    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

HENNESSY TOTAL RETURN FUND


   One Year    Three Years   Five Years   Ten Years
     $283         $868         $1,479      $3,128



CONSERVATIVE
                                   ALLOCATION

DIVIDEND YIELD
is calculated as the annual dividends
paid by a company divided by the price
of a share of their
stock.

NEIL HENNESSY
was the first portfolio manager to utilize the "Dogs of the
Dow" in a mutual
fund format.

HENNESSY BALANCED FUND (HBFBX)


INVESTMENT STRATEGY

The Fund utilizes an investment strategy known as the "Dogs of the Dow," which involves purchasing the ten highest dividend-yielding stocks in the Dow Jones Industrial Average ("DJIA"). Investing professionals often consider relatively high dividend yield a signal that a stock may be undervalued with opportunity for price appreciation.

    The Fund invests 50% of its assets in the ten "Dogs of the Dow" stocks, in approximately equal dollar amounts, and 50% of its assets in U.S. Treasury securities with a maturity of less than one year. By utilizing this investment strategy, the Fund attempts to achieve total return that in the long run is similar to that of the DJIA but with half the risk and volatility.

    On numerous dates throughout the year, the Manager will determine the ten highest yielding common stocks in the DJIA by annualizing the last quarterly or semi-annual ordinary dividend declared on each stock and dividing the result by the market value of that stock. The Fund will then purchase those stocks in approximately equal dollar amounts until the next determination of the ten highest yielding DJIA stocks. When the Fund purchases stock, it will also purchase an approximately equal amount of U.S. Treasury securities having a remaining maturity of less than one year. U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury. Because approximately 50% of the Fund's portfolio will always consist of short-term U.S. Treasury securities, it may not perform as well in the long term as a portfolio of stocks, but will have lower volatility.

-------------------        OBJECTIVE: A combination of capital appreciation and
current income

                  The Fund holds its stock investments for one year. This includes stocks that are no longer one of the ten highest yielding stocks in the DJIA, stocks that are no longer in the DJIA and stocks received in reorganizations of companies in the DJIA. At the end of the one-year period, the Fund sells any stocks that are no longer one of the ten highest yielding stocks in the DJIA and replaces them with stocks that are. Additionally it may sell a portion of the stocks which remain in the portfolio so that the rebalanced portion of the Fund's portfolio will consist of approximately 50% U.S. Treasury securities and approximately 50% of the ten highest yielding stocks in the DJIA in approximately equal dollar amounts.

    In an effort to minimize transaction costs, the Fund may accumulate funds and make purchases in larger blocks to avoid odd lot transactions. However, the Fund will not take a temporary defensive position. The Fund invests accumulated funds in money market instruments (such as U.S. Treasury securities, commercial paper, commercial paper master notes or repurchase agreements) or money market mutual funds.

    When funding redemption requests, the Fund will first utilize any accumulated funds described above. If it is necessary for the Fund to sell portfolio securities to meet redemption requests, it will endeavor to obtain approximately 50% of the necessary proceeds from the sale of U.S. Treasury securities and 50% from the sale of stocks in proportion to their respective percentages of its total portfolio of stocks. Again, the Fund may vary the percentage of each issue of common stock sold to avoid odd lot transactions thereby reducing total transaction costs.


PERFORMANCE

The following performance information provides some indication of the risks of investing in the Hennessy Balanced Fund by showing changes in its performance from year to year and how the Fund's average annual returns compare with those of benchmark indices. The Fund's past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.

CALENDAR YEAR TOTAL RETURNS



1997   13.01%
1998   7.43%
1999   1.55%

2000   4.96%
2001   0.55%
2002   -4.55%
2003   12.38%
2004   0.20%
2005   -2.08%
2006   16.03%

For the period shown on the bar chart, the Fund's highest quarterly return was 8.59% for the quarter ended June 30, 2003 and the lowest quarterly return was -10.75% for the quarter ended September 30, 2002.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)




                                                                     Five          Ten
                                                      One Year       Years        Years
                                                      --------       -----        -----

       HENNESSY BALANCED FUND

         Return before taxes                             16.03%         4.08%        4.74%

         Return after taxes on distributions(1)          15.19%         3.63%        3.72%

         Return after taxes on distributions
         and sale of Fund shares(1)                      10.69%         3.32%        3.59%

       S&P 5002, (4)                                     15.80%         6.19%        8.42%

       DOW JONES INDUSTRIAL AVERAGE3, (4)                19.05%         6.81%        8.91%

       90-DAY U.S. TREASURY SECURITY4, (5)                4.76%         2.35%        3.67%


(1) The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
(3) The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.
(4) Reflects no deductions for fees, expenses or taxes.
(5) The 90-day U.S. Treasury security most closely approximates the treasury securities held by the Fund because the Fund purchases treasury securities having a maturity of less than one year.

TOTAL RETURN:
The return on
an investment
including income
from dividends and interest as well as appreciation or depreciation in the price of the stock, less any expenses and fees incurred.

The Hennessy
Balanced Fund is

NO-LOAD, meaning
there are no upfront
or deferred sales
charges

PRINCIPAL RISKS

Although approximately 50% of the Fund's portfolio is invested in U.S. Treasury securities, there are market and investment risks associated with your investment in the Fund, as there are with any security. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Hennessy Balanced Fund include the following:

MARKET RISK: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

FORMULA INVESTING RISK: The Fund will adhere to its strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Fund's portfolio is rebalanced annually in accordance with its strategy, which may result in the elimination of better performing assets from the Fund's investments and increases in investments with relatively lower total return.

NON-DIVERSIFICATION RISK: The Fund is non-diversified, meaning it is likely to invest in fewer stocks than a diversified fund. The Fund may be more volatile because each stock in which it invests will have greater impact on the fund's performance.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases       None
Maximum  deferred  sales charge (load)                 None
Maximum sales charge (load) imposed
  on reinvested dividends and distributions            None
Redemption fee - 90 days(1)
  (as a percentage of amount redeemed)                1.50%
Exchange fee - 90 days(1)
  (as a percentage of amount exchanged)               1.50%


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                       0.60%
Distribution and Service (12b-1) Fees                 0.25%
Other Expenses                                        0.49%
                                                     ------
Total Annual Fund Operating Expenses                  1.34%
                                                     ======



(1) If you exchange or redeem shares you have owned for less than 90 days, the Fund will deduct a fee of 1.50% of the amount redeemed from your redemption proceeds. This fee is payable to the Fund. The transfer agent charges a fee of $15.00 for each wire redemption.

EXAMPLE

This Example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

HENNESSY BALANCED FUND


   One Year    Three Years   Five Years   Ten Years
     $136         $425          $734       $1,613



ADDITIONAL INVESTMENT INFORMATION

In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval. An investment objective is not a guarantee. None of the Funds take temporary defensive positions. The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, contains a description of the Funds' policies and procedures respecting disclosure of their portfolio holdings.

HISTORICAL PERFORMANCE
OF THE HENNESSY FUNDS' STRATEGIES & FORMULAS


The following charts compare the total return of each of the Hennessy Funds' Strategies and Formulas with the returns of their respective benchmark index for each of the last ten years. The strategies employed by the Cornerstone Growth Fund, Cornerstone Growth Fund, Series II, Cornerstone Value Fund and the Focus 30 Fund are each compared to the Standard & Poor's 500 Composite Stock Price (the "S&P 500"), and the strategies employed by the Total Return Fund and Balanced Fund are each compared to the Dow Jones Industrial Average and the 90-day U.S. Treasury Security. For the Cornerstone Growth Fund, Series II, Focus 30 Fund and Total Return Fund, the performance is that of a hypothetical portfolio managed in accordance with the dictates of the applicable strategy for the historical periods indicated and the actual performance of the Funds since their inception. For the historical periods, the strategy employed by the Cornerstone Growth Fund, Series II assumes a June 30 rebalance date, the strategy employed by the Focus 30 Fund assumes a September 30 rebalance date, and the strategy employed by the Total Return Fund assumes a December 31 rebalance date. For the Cornerstone Growth Fund, Cornerstone Value Fund and Balanced Fund the performance is the actual performance of these Funds.

    The hypothetical returns have been developed and tested by the Manager, but have not been verified by any third party and are unaudited. The performance information is based on data supplied by the Manager or from statistical services, reports or other sources which the Manager believes are reliable.

    Actual performance of a Fund may differ from the performance of the hypothetical portfolio for the following reasons: the Fund may not be fully invested at all times; not all stocks in the Fund's portfolio may be weighted equally at all times due to appreciation or depreciation in a stock's value; purchases and sales of stocks for the Fund's portfolio are likely to occur between  annual  rebalancing  dates  due to  cash  inflows  and  outflows  (from purchases and redemptions of Fund shares) during the year; the actual rebalancing dates vary slightly from year to year; in managing the Funds, Hennessy Advisors, Inc. may make limited modifications to the strategies or formulas as necessary to comply with federal tax laws; and the returns of the portfolio do not reflect the fees, commission costs or expenses borne by the Fund. The performance of the hypothetical portfolios would have been lower if the fees, commission costs and expenses had been deducted. The actual performance shown (since inception) is net of fees and expenses.


    For the hypothetical portfolios, returns do not represent actual trading or reflect the impact that material economic and market factors might have had on the Manager's decision-making under actual circumstances. However, except as described above, the Manager can presently foresee no circumstance that would cause deviation from the Strategies and Formulas in managing the Funds. The returns set forth below reflect reinvestment of dividends and other earnings. All returns shown reflect reinvestment of dividends and other earnings.

Past performance, hypothetical or actual, does not guarantee future results. Average annual return represents the annual rate, which, if earned each year in a multiple year period, would produce the cumulative rate of return over that period.


HENNESSY CORNERSTONE GROWTH FUND(1)



                         1997*   1998*    1999*    2000*    2001*   2002*     2003*   2004*    2005*    2006*   Total*
  CORNERSTONE GROWTH    31.33%   3.67%   37.72%    5.30%   12.15%  -4.71%    45.82%  16.65%   11.96%   10.42%   170.31%
       S&P 500 INDEX    33.36%  28.58%   21.04%   -9.10%   -11.89% -22.10%   28.68%  10.88%    4.91%   15.80%   100.16%

GROWTH OF $10,000

                    Cornerstone
           Year       Growth      S&P 500 Index

           1996     $10,000.00     $10,000.00
           1997     $13,133.00     $13,336.00
           1998     $13,614.98     $17,147.43
           1999     $18,750.55     $20,755.25
           2000     $19,744.33     $18,866.52
           2001     $22,143.27     $16,623.29
           2002     $21,100.32     $12,949.54
           2003     $30,768.49     $16,663.47
           2004     $35,891.44     $18,476.46
           2005     $40,184.06     $19,383.65
           2006     $44,371.23     $22,446.27

STANDARD DEVIATION

Cornerstone Growth Fund    S&P 500 Index
     15.31%       18.16%

AVERAGE ANNUAL RETURN

             Cornerstone Growth Fund          S&P 500 Index
1 Year               10.42%                      15.80%
3-Year               12.98%                      10.44%
5-Year               14.91%                       6.19%
10-Year              16.07%                       8.42%


Standard Deviation measures an investment's volatility or Orisk.O The greater the standard deviation, the more variable the rate of return.




  HENNESSY CORNERSTONE GROWTH FUND, SERIES II(1)


                                 1997    1998     1999     2000     2001    2002      2003    2004    2005**    2006*    Total

CORNERSTONE GROWTH, SERIES II   34.63%    6.11%   28.26%   14.51%   4.43%    -14.99% 88.84%   18.36%   16.70%    5.23%   202.08%
       S&P 500 INDEX            33.36%   28.58%   21.04%   -9.10%   -11.89% -22.10%   28.68%  10.88%    4.91%   15.80%   100.16%

GROWTH OF $10,000

                    Cornerstone
           Year      Growth II    S&P 500 Index

           1996     $10,000.00     $10,000.00
           1997     $13,463.00     $13,336.00
           1998     $14,285.59     $17,147.43
           1999     $18,322.70     $20,755.25
           2000     $20,981.32     $18,866.52
           2001     $21,910.79     $16,623.29
           2002     $18,626.36     $12,949.54
           2003     $35,174.03     $16,663.47
           2004     $41,631.98     $18,476.46
           2005     $48,585.52     $19,383.65
           2006     $51,126.55     $22,446.27


STANDARD DEVIATION

Cornerstone Growth Fund, Series II  S&P 500 Index
     26.35%       18.16%

AVERAGE ANNUAL RETURN

       Cornerstone Growth Fund, Series II     S&P 500 Index
1 Year                5.23%                      15.80%
3-Year               13.28%                      10.44%
5-Year               18.47%                       6.19%
10-Year              17.72%                       8.42%


Standard Deviation measures an investment's volatility or Orisk.O The greater the standard deviation, the more variable the rate of return.

(1) The hypothetical performance for the Cornerstone Growth Series II Strategy assumes a June 30 rebalance date. The actual performance of the Hennessy Cornerstone Growth Fund differs from that of the Hennessy Cornerstone Growth Fund, Series II primarily because the Hennessy
       Cornerstone Growth Fund rebalances during the winter and the Hennessy Cornerstone Growth Fund, Series II rebalances during the summer.

* Actual returns of Fund, net of fees and expenses.

 ** For the period from January 1, 2005 through June 30, 2005, returns are hypothetical. For the period from July 1, 2005 through December 31, 2005, returns are based on actual Fund performance.


   HENNESSY FOCUS 30 FUND (1)



                         1997    1998     1999     2000     2001    2002      2003**    2004*    2005*    2006*    Total
       FOCUS 30 FUND    55.32%  22.72%    4.44%   18.20%    6.01%   7.89%    37.83%  14.10%   32.74%   11.91%   211.17%
       S&P 500 INDEX    33.36%  28.58%   21.04%   -9.10%   -11.89% -22.10%   28.68%  10.88%    4.91%   15.80%   100.16%

GROWTH OF $10,000

                     Focus 30
           Year        Fund       S&P 500 Index

           1996     $10,000.00     $10,000.00
           1997     $15,531.68     $13,336.00
           1998     $19,061.17     $17,147.43
           1999     $19,908.10     $20,755.25
           2000     $23,531.96     $18,866.52
           2001     $24,947.33     $16,623.29
           2002     $26,915.29     $12,949.54
           2003     $37,098.47     $16,663.47
           2004     $42,329.35     $18,476.46
           2005     $56,187.98     $19,383.65
           2006     $62,879.97     $22,446.27



STANDARD DEVIATION

  Focus 30 Fund   S&P 500 Index
     15.53%       18.16%

AVERAGE ANNUAL RETURN

                  Focus 30 Fund               S&P 500 Index
1 Year               11.91%                      15.80%
3-Year               19.23%                      10.44%
5-Year               20.31%                       6.19%
10-Year              20.19%                       8.42%



Standard Deviation measures an investment's volatility or Orisk.O The greater the standard deviation, the more variable the rate of return.


  HENNESSY CORNERSTONE VALUE FUND



                         1997*   1998*    1999*    2000*    2001*   2002*     2003*   2004*    2005*    2006*   Total*
   CORNERSTONE VALUE    15.29%   6.59%    6.01%    8.77%    6.60%  -16.03%   28.39%  11.67%    1.91%   20.14%   89.34%
       S&P 500 INDEX    33.36%  28.58%   21.04%   -9.10%   -11.89% -22.10%   28.68%  10.88%    4.91%   15.80%   100.16%


GROWTH OF $10,000

                    Cornerstone
           Year        Value      S&P 500 Index

           1996     $10,000.00     $10,000.00
           1997     $11,529.00     $13,336.00
           1998     $12,288.76     $17,147.43
           1999     $13,027.32     $20,755.25
           2000     $14,169.81     $18,866.52
           2001     $15,105.02     $16,623.29
           2002     $12,683.68     $12,949.54
           2003     $16,284.58     $16,663.47
           2004     $18,184.99     $18,476.46
           2005     $18,532.33     $19,383.65
           2006     $22,264.74     $22,446.27


STANDARD DEVIATION

Cornerstone Value Fund     S&P 500 Index
     11.15%       18.16%

AVERAGE ANNUAL RETURN

             Cornerstone Value Fund           S&P 500 Index
1 Year               20.14%                      15.80%
3-Year               10.99%                      10.44%
5-Year                8.07%                       6.19%
10-Year               8.33%                       8.42%


Standard Deviation measures an investment's volatility or "risk." The greater the standard deviation, the more variable the rate of return.


(1) The hypothetical performance for the Hennessy Focus 30 Strategy assumes a September 30 rebalance date.
* Actual returns of Fund, net of fees and expenses.

**For the period January 1, 2003 through September 16, 2003, returns are hypothetical. For the period September 17, 2003 through December 31, 2003, returns are based on actual Fund performance.


   HENNESSY TOTAL RETURN FUND (1)


                         1997    1998     1999*    2000*    2001*   2002*     2003*   2004*    2005*    2006*    Total
   TOTAL RETURN FUND    17.57%   9.20%    1.80%    6.86%   -0.25%  -8.69%    22.57%   2.34%   -0.11%   21.83%   73.12%
          DJIA INDEX    24.87%  18.13%   27.21%   -4.85%   -5.43%  -15.01%   28.28%   5.31%    1.72%   19.05%   99.28%
        90-DAY U.S.      5.25%   5.06%    4.74%    5.96%    4.09%   1.70%     1.07%   1.24%    3.00%    4.76%   36.87%
   TREASURY SECURITY

GROWTH OF $10,000

                                   Citigroup
                      Total         3-Month
           Year    Return Fund    Treasury Bill   DJIA Index

           1996     $10,000.00     $10,000.00     $10,000.00
           1997     $11,757.00     $10,524.88     $12,487.00
           1998     $12,838.64     $11,057.67     $14,750.89
           1999     $13,069.74     $11,581.50     $18,764.61
           2000     $13,966.32     $12,271.47     $17,854.53
           2001     $13,931.41     $12,773.18     $16,885.03
           2002     $12,720.77     $12,990.72     $14,350.58
           2003     $15,591.85     $13,130.30     $18,408.93
           2004     $15,956.70     $13,293.03     $19,386.44
           2005     $15,939.14     $13,691.79     $19,719.89
           2006     $19,418.66     $14,343.52     $23,476.53


STANDARD DEVIATION

Total Return Fund DJIA Index        90-Day U.S. Treasury Security
      9.88%       14.74%                    1.71%

AVERAGE ANNUAL RETURN

            Total Return Fund    DJIA Index     90-Day U.S. Treasury Security
1 Year           21.83%            19.05%       4.76%
3-Year            7.59%             8.44%       2.99%
5-Year            6.87%             6.81%       2.35%
10-Year           6.86%             8.91%       3.67%


Standard Deviation measures an investment's volatility or Orisk.O The greater the standard deviation, the more variable the rate of return.


   HENNESSY BALANCED FUND



                         1997*   1998*    1999*    2000*    2001*   2002*     2003*   2004*    2005*    2006*   Total*
       BALANCED FUND    13.01%   7.43%    1.55%    4.96%    0.55%  -4.55%    12.38%   0.20%   -2.08%   16.03%   49.48%
          DJIA INDEX    24.87%  18.13%   27.21%   -4.85%   -5.43%  -15.01%   28.28%   5.31%    1.72%   19.05%   99.28%
         90-DAY U.S.     5.25%   5.06%    4.74%    5.96%    4.09%   1.70%     1.07%   1.24%    3.00%    4.76%   36.87%
   TREASURY SECURITY

GROWTH OF $10,000

                                   Citigroup
                     Balanced       3-Month
           Year        Fund       Treasury Bill   DJIA Index

           1996     $10,000.00     $10,000.00     $10,000.00
           1997     $11,301.00     $10,524.88     $12,487.00
           1998     $12,140.66     $11,057.67     $14,750.89
           1999     $12,328.84     $11,581.50     $18,764.61
           2000     $12,940.36     $12,271.47     $17,854.53
           2001     $13,011.53     $12,773.18     $16,885.03
           2002     $12,419.50     $12,990.72     $14,350.58
           2003     $13,957.04     $13,130.30     $18,408.93
           2004     $13,984.95     $13,293.03     $19,386.44
           2005     $13,694.06     $13,691.79     $19,719.89
           2006     $15,889.22     $14,343.52     $23,476.53


STANDARD DEVIATION

  Balanced Fund   DJIA Index        90-Day U.S. Treasury Security
      6.65%       14.74%   1.71%

AVERAGE ANNUAL RETURN

                Balanced Fund     DJIA Index     90-Day U.S. Treasury Security
1 Year             16.03%           19.05%       4.76%
3-Year              4.42%            8.44%       2.99%
5-Year              4.08%            6.81%       2.35%
10-Year             4.74%            8.91%       3.67%


Standard Deviation measures an investment's volatility or Orisk.O The greater the standard deviation, the more variable the rate of return.



(1) The hypothetical performance for the Hennessy Total Return Strategy assumes a December 31 rebalance date.
* Actual returns of Fund, net of fees and expenses.




MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

Hennessy Advisors, Inc. is the investment manager of each of the Hennessy Funds. The Manager's address is 7250 Redwood Blvd., Suite 200, Novato, CA 94945.

    The Manager has been providing investment advisory services since 1989. The Manager furnishes each Fund with office space and certain administrative services and provides most personnel needed by the Funds.

    Neil J. Hennessy is primarily responsible for day-to-day management of the portfolio of each Fund and for developing and executing each Fund's investment program. Mr. Hennessy is committed to the Strategy Indexing(R) and formula-based investing programs utilized by the Funds. Mr. Hennessy has been the President and a Director of the Manager, a registered investment advisor, since its organization in 1989.

    The Statement of Additional Information for the Hennessy Funds, which is incorporated by reference into this Prospectus, provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Hennessy Funds.

MANAGEMENT FEE


For its services, each Fund pays the Manager a monthly management fee based upon its average daily net assets. As of the fiscal year ended October 31, 2006, the Funds paid advisory fees as follows:


              FUND                        ADVISORY FEE
              -----                       -------------
    Hennessy Cornerstone Growth Fund          0.74%
    Hennessy Cornerstone Growth Fund,
      Series II                               0.74%
    Hennessy Focus 30 Fund                    0.74%
    Hennessy Cornerstone Value Fund           0.74%
    Hennessy Total Return Fund                0.60%
    Hennessy Balanced Fund                    0.60%



    A discussion regarding the basis for the Board of Directors approving the investment advisory agreements with the Manager is available in the semi-annual report of the Hennessy Funds to shareholders for the most recent period ended April 30.

DISTRIBUTION FEE

The Hennessy Total Return Fund and Hennessy Balanced Fund have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows these two Funds to use up to 0.25% of their average daily net assets to pay sales, distribution and other fees for the sale of their shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING AGREEMENT


The Hennessy Cornerstone Growth Fund, Hennessy Cornerstone Growth Fund, Series II, Hennessy Focus 30 Fund and Hennessy Cornerstone Value Fund have entered into a Shareholder Servicing Agreement with the Manager. The Servicing Agreement provides that the Manager will provide administrative support services to the Funds consisting of:


     o maintaining an "800" number that current shareholders may call to ask questions about the Funds or their accounts with the Funds;

     o    assisting shareholders in processing exchange and redemption requests;

     o    assisting   shareholders  in  changing   dividend   options,   account
          designations and addresses;

     o    responding generally to questions of shareholders; and

     o    providing such other similar services as the Funds may request.


    For such services, the Hennessy Cornerstone Growth Fund, Hennessy Cornerstone Growth Fund, Series II, Hennessy Focus 30 Fund and Hennessy Cornerstone Value Fund each pays an annual service fee to the Manager equal to 0.10% of its average daily net assets.


SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is called the net asset value ("NAV"). This is calculated by dividing each Fund's assets, minus its liabilities, by the number of shares outstanding. The NAV of each Fund's shares is normally determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), which is normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays). Each Fund calculates its NAV based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost.

    If market quotations are not available, a Fund will value securities at their fair value pursuant to the procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.

    Each Fund will process purchase and redemption orders received by U.S. Bancorp Fund Services, LLC (the "Transfer Agent") prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day. It will process purchase and redemption orders that it receives after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open. If an investor sends a purchase or redemption request to the Funds' corporate address, instead of to its Transfer Agent, the Funds will forward it as promptly as practicable to the Transfer Agent, and the effective date of the purchase or redemption request will be delayed until the purchase or redemption request is received by the Transfer Agent.

                            FOR QUESTIONS PLEASE CALL

              THE HENNESSY FUNDS
              1-800-966-4354 or
              1-415-899-1555
              10 A.M. - 7 P.M. Eastern Time
              7 A.M. - 4 P.M. Pacific Time
              US BANK, TRANSFER AGENT FOR THE FUNDS
              1-800-261-6950 or
              1-414-765-4124
              9 A.M. - 8 P.M. Eastern Time
              6 A.M. - 5 P.M. Pacific Time


ACCOUNT MINIMUM INVESTMENTS

The minimum initial investment in a Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts ("IRA"). For corporate sponsored retirement plans, there is no minimum initial investment. There is a $100 subsequent investment requirement for all of the Funds. A $100 minimum exists for each additional investment made through the Automatic Investment Plan for all Funds. The Funds may waive the minimum investment requirements from time to time.

MARKET TIMING POLICY

Frequent purchases and redemptions of a Fund's shares by a shareholder may harm other shareholders of that Fund by interfering with efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Funds by:

    o Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Funds believe might engage in frequent purchases and redemptions of shares of the Funds.

    o Imposing a 1.50% redemption fee on redemptions and exchanges that occur within 90 days of the share purchase.


    The redemption fee applies to all investors including those in traditional and Roth IRA's. However, the redemption fee does not apply to shares held in 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension retirement plan accounts. Except for shares held by the aforementioned retirement plans, the redemption fee applies to shares held in omnibus accounts at intermediaries, such as broker-dealers and third party administrators. The Funds rely on these intermediaries to determine when a redemption occurs within 90 days of purchase. The right to reject a purchase order applies to any order, including an order placed from an omnibus account. Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.


TELEPHONE PRIVILEGES

The Hennessy Funds offer the ability to redeem or exchange shares or purchase additional shares via telephone. If you do not wish to have these telephone privileges on your account, please decline this option in the Account Application. Otherwise, the telephone privileges will be available on your account.

HOW TO PURCHASE SHARES



Shares of the Funds have not been registered for sale outside of the United States. The Funds do not sell shares to non United States citizens. United States citizens living abroad may purchase shares of the Funds only if they have a social security number and a physical address (not a P.O. box) within the United States. The only exception is for United States military with an APO or FPO address.

    You may purchase shares of the Funds by check or wire. The Funds will not accept payment in cash or money orders. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks. In addition, cashiers checks in the amounts of less than $10,000 will not be accepted. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. In addition, the Funds cannot accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.


    The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares. Shares of the Funds have not been registered for sale outside of the United States. The Funds reserve the right to reject any purchase in whole or in part.

    In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds' Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing a P.O. Box will not be accepted, although an alternate mailing address including a P.O. Box may be established. Please contact the Hennessy Funds at 1-800-966-4354 or 1-415-899-1555 if you need additional assistance when completing your application. If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Hennessy Funds reserve the right to close the account within five business days if clarifying information/documentation is not received.

HOW DO I PURCHASE SHARES BY CHECK?

If you are making an initial investment in a Fund, simply complete the appropriate Account Application and mail it with a check, made payable to "Hennessy Funds," to:

FOR REGULAR MAIL DELIVERY:      FOR OVERNIGHT DELIVERY:
Hennessy Funds                  Hennessy Funds
c/o U.S. Bancorp Fund Services  c/o U.S. Bancorp Fund Services
P.O. Box 701                    615 East Michigan St., 3rd Floor
Milwaukee, WI 53201-0701        Milwaukee, WI 53202-5207

    The Hennessy Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase applications or redemption requests does not constitute receipt by the Transfer Agent.


    Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and returned to one of the above addresses.


    The Transfer Agent will charge a $25.00 fee against a shareholder's account in addition to any loss sustained by a Fund for any payment, check or electronic funds transfer returned to the Transfer Agent.


HOW DO I PURCHASE SHARES BY WIRE?

A completed Account Application must be sent to the Transfer Agent by U.S. mail or overnight courier to one of the addresses listed above prior to wiring funds. If you are making an initial investment in a Fund, please contact the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 between 9:00 A.M. and 8:00 P.M Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading to make arrangements with a service representative to submit your completed application via mail, overnight delivery or fax. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. If you are making a subsequent purchase, prior to wiring funds, you should be sure to notify the Transfer Agent. U.S. Bank must receive wired funds prior to the close of regular trading on the NYSE (4:00 P.M. Eastern time/1:00 P.M. Pacific time) to receive same day pricing. Wired funds received after that time will be processed the following day with the following day's pricing. The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

    All wires should specify the name of the Fund, the name(s) in which the account is registered, the account number and the amount being wired. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to the Funds.

    To ensure prompt and accurate credit upon receipt of your wire, your bank should transmit immediately available funds by wire in your name to:

HENNESSY FUNDS

c/o U.S. Bank, N.A.         Credit: U.S. Bancorp Fund Services LLC
777 E. Wisconsin Ave.       Account Number: 112-952-137
Milwaukee, WI 53202         Further Credit: Mutual fund name, shareholder
ABA# 075000022              name and account number

CAN I PURCHASE SHARES THROUGH
BROKER-DEALERS?

You may buy, sell and exchange shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or its agent) holds your shares in an omnibus account in the broker's (or its agent's) name, and the broker (or its agent) maintains your individual ownership records. The Manager may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or its agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

    To inquire about an agreement, broker-dealers should call the Funds at 1-800-966-4354 or 1-415-899-1555.

TELEPHONE PURCHASE

You may purchase additional shares of the Hennessy Funds by calling 1-800-261-6950 or 1-414-765-4124. Unless you have elected to decline telephone privileges on your Account Application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. Each telephone purchase must be in the amount of $100 or more. If your order is received prior to the close of trading on the NYSE, your shares will be purchased at the net asset value calculated on that date.

AUTOMATIC INVESTMENT PLAN

For your convenience, each Fund offers an Automatic Investment Plan. This plan allows money to be moved from the shareholder's bank account to the shareholder's Fund account on a systematic schedule (e.g., monthly, bimonthly, quarterly or annually) that the shareholder selects. After your initial investment in a Fund, you may authorize that Fund to withdraw any amount over $100.

    If you wish to enroll in this plan, complete the appropriate section on the initial Account Application, or complete the Automatic Investment Plan Application. You may call the Fund at 1-800-966-4354 or 1-415-899-1555 and request an application, or the application can be found at www.hennessyfunds.com. Signed applications should be received by the Transfer Agent at least 15 business days prior to your initial transaction. The Transfer Agent will charge you a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. The Funds may terminate or modify this privilege at any time. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-261-6950 or 1-414-765-4124 or in written form five days prior to the effective date.

RETIREMENT PLANS

You may invest in the Funds under the following retirement plans:


     o    Coverdell Education Savings Account

     o    Traditional IRA

     o    Roth IRA

     o    SEP-IRA for sole proprietors, partnerships and corporations

     o    SIMPLE-IRA


    The Hennessy Funds recommend that investors consult with a financial and/or tax advisor regarding IRAs before investing in them. The current annual fee for an IRA is $15 and is outlined in our Individual Retirement Account Disclosure Statement and Custodial Account Agreement.

HOW TO SELL SHARES

You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly through the Funds or through your investment representative. Redemptions that are received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day.

HOW DO I SELL SHARES BY MAIL?


You may redeem your shares by sending a written request to the Transfer Agent. After your request is received in "good order," the Fund will redeem your shares at the next NAV. To be in "good order," redemption requests must include the following: (i) the name of your Fund account; (ii) the account number; (iii) the number of Fund shares or the dollar value of Fund shares to be redeemed; (iv) any signature guarantees that are required; and (v) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. In addition, please specify whether proceeds are to be sent by mail or by wire to the bank account that you have designated on your Account Application. To add wire instructions to an account at the time of the redemption, a signature guarantee is required. The letter should be signed by all shareholders whose names appear on the account registration. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required. Please see the following section "When are signature guarantees required?"


HOW DO I SELL SHARES BY TELEPHONE?


Unless you have declined telephone privileges on your account, you may redeem all or some of your shares, up to a maximum of $100,000, by calling the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 between 9:00 A.M. and 8:00 P.M.
Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading. Redemption requests received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day. Telephone redemptions will not be accepted for retirement accounts.


    When you establish telephone privileges, you are authorizing the Funds and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

    Before acting on instructions received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon written notice to shareholders. The Funds may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Funds, continuation of the privilege would be detrimental to the Funds and their shareholders. Such temporary suspension can be without prior notification to shareholders.


    You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under "How Do I Purchase Shares by Check?" above. Your written request for telephone privileges must include the Fund name and account number and must be signed by the registered owner(s) of the account. A signature guarantee may also be required. Please contact the Transfer Agent at 1-800-261-6950 before sending your instruction.


    You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

WHEN ARE SIGNATURE GUARANTEES REQUIRED?

To protect the Funds and their shareholders, a signature guarantee is required in the following situations:

     o    The redemption request includes a change of address;

     o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered;

     o The redemption proceeds are to be sent to an address other than the address of record;


     o A change of address request was received by the Transfer Agent within the last 30 days;


     o    Automated bank information is added or deleted on an account;

     o    Account ownership is changed;


     o    The redemption request is over $100,000.

    In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.


    Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

    The Funds may waive the signature guarantee for employees and affiliates of the Manager, the Distributor (as defined below), the Administrator (as defined below) and family members of the foregoing.

WHEN WILL I RECEIVE MY REDEMPTION PROCEEDS?

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you did not purchase your shares by wire, the Funds may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

    If you redeem by phone, payment will usually be made on the next business day. You may have a check sent to you at your address of record, proceeds may be wired to your predetermined bank account, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network to the pre-determined bank account. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $15. This fee will be deducted from your redemption proceeds and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires. There is no charge to receive redemption proceeds via the ACH network, however credit may not be available for 2-3 business days.

    Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Funds would do so except in unusual circumstances. If any Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

WHEN WILL I PAY A REDEMPTION FEE?


Each Fund will assess a 1.50% fee on redemptions and exchanges of Fund shares purchased and held for less than 90 days. This fee will be paid to the Fund to help offset transactions costs. In determining the 90-day holding period, the Funds will use the "first-in, first-out" method. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If those shares were held for less than 90 days, the fee will be assessed. This fee does not apply to: (i) any shares purchased through reinvested dividends or capital gains or (ii) shares held in 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension retirement plan accounts. The redemption fee applies to Traditional IRAs and Roth IRAs.


CAN MY ACCOUNT BE INVOLUNTARILY REDEEMED?

The Funds may redeem the shares in your account if the value of your account is less than $2,500 for three months or longer as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,500 before the Funds make an involuntary redemption. You will then have 60 days in which to make an additional investment to bring the value of your account to at least $2,500 before the Funds take any action.

HOW TO EXCHANGE SHARES

You may exchange shares of any Hennessy Fund for shares of any other Hennessy Fund any day the Funds and the NYSE are open for business. Exchange requests received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day. Please keep in mind each Fund's minimum investment of $2,500 when determining the number of shares you want to exchange.

    You may also exchange shares of any Fund for shares of the First American Prime Obligations Fund, a money market mutual fund not affiliated with the Hennessy Funds or the Manager. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Manager of an investment in the First American Prime Obligations Fund. Prior to making an exchange into the First American Prime Obligations Fund, you should obtain and carefully read that fund's prospectus, which may be obtained by calling 1-800-966-4354 or 1-415-899-1555. If you exchange your Fund shares into shares of the First American Prime Obligations Fund, you may establish checkwriting privileges on that money market account. Contact the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 for a checkwriting application and signature card.

    The Funds reserve the right on notice to shareholders to limit the number of exchanges that can be made in any year to avoid excess Fund expenses. The Funds reserve the right to reject any exchange order. The Funds may modify or terminate the exchange privilege upon written notice to shareholders. Each Fund may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders. Exchanges of Fund shares purchased and held for less than 90 days will be assessed a 1.50% fee (see "When Will I Pay a Redemption Fee" in the "How To Sell Shares" section above for more details). You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW DO I EXCHANGE SHARES BY MAIL?

You may exchange your Fund shares simply by sending a written request to the Transfer Agent. You should give the name of your Fund account, account number, the number of Fund shares or the dollar value of Fund shares to be exchanged, and the name of the other fund into which the exchange is being made. If you have an existing account with the other fund, you should also give the name and account number for that fund. The letter should be signed by all shareholders whose names appear on the account registration.

HOW DO I EXCHANGE SHARES BY TELEPHONE?

Unless you have declined telephone privileges on your Account Application, you may also exchange Fund shares by calling the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 before the close of regular trading on the NYSE, which presently is 4:00 P.M. Eastern time/1:00 P.M. Pacific time. If you are exchanging shares by telephone, you will be subject to certain identification procedures, which are listed below under "How Do I Sell Shares by Telephone?". Telephone requests for exchanges will not be accepted with respect to shares represented by certificates.

SYSTEMATIC CASH WITHDRAWAL PROGRAM


As another convenience, you may redeem your Fund shares through the Systematic Cash Withdrawal Program. If you elect this method of redemption, the Fund will send you a check, or you may have the proceeds sent directly to your designated bank account via electronic funds transfer through the Automated Clearing House
(ACH) network. The minimum payment amount is $100. You may choose to receive a payment each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this program.

The Systematic Cash Withdrawal Program may be terminated at any time by the Funds. You may also elect to terminate your participation in this program at any time by writing to the Transfer Agent five days prior to the next payment.


    A withdrawal involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

DIVIDENDS, DISTRIBUTIONS & TAXES


The Hennessy Cornerstone Growth, Hennessy Cornerstone Growth Fund, Series II, Focus 30 and Cornerstone Value Funds will make distributions of dividends and capital gains, if any, annually, usually in November or December of each year. The Hennessy Total Return and Balanced Funds will make distributions of dividends and net investment income quarterly, usually in March, June, September and December, and will make distributions of capital gains annually, usually in November and December of each year.


    You have three distribution options:

    o  Automatic   Reinvestment   Option  -  Both  dividend  and  capital  gains
distributions will be reinvested in additional Fund shares.

    o Cash Dividend Option - Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Fund shares.

    o All Cash Option - Both dividend and capital gains distributions will be paid in cash.

    If you elect to receive distributions and or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the current NAV of the applicable fund, and to reinvest all subsequent distributions.

    You may make this election on the Account Application. You may change your election by writing to the Transfer Agent or by calling 1-800-261-6950 or 1-414-765-4124.

    Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

    If you exchange or sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

HOUSEHOLDING

To help keep the Funds' costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

FINANCIAL HIGHLIGHTS


The following tables are intended to help you understand the financial performance of the Cornerstone Growth, Cornerstone Growth, Series II, Focus 30, Cornerstone Value, Total Return and Balanced Funds for the periods shown below. Certain information reflects financial results for a single Fund share. The "Total Return" figures show how much your investment would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by KPMG LLP, an independent registered public accounting firm (except information related to Cornerstone Growth, Series II for the year ended June 30, 2005 and prior years and the information related to the Focus 30 Fund for the year ended December 31, 2001, which was audited by different independent public accounting firms). Their report and the Funds' financial statements are included in the Annual Report, which is available upon request.

    On July 1, 2005, Hennessy Advisors, Inc. became the investment advisor to the Hennessy Cornerstone Growth Fund, Series II (formerly The Henlopen Fund). The information presented prior to July 1, 2005 for this Fund is intended to help you understand the financial performance of The Henlopen Fund. However, the total returns of The Henlopen Fund are not relevant to investors in the Hennessy Cornerstone Growth Fund, Series II because The Henlopen Fund did not utilize the Strategy.

    The Focus 30 Fund commenced operations on September 17, 2003 when it acquired the assets of, and assumed the liabilities of, the SYM Fund. The information presented prior to September 17, 2003 for the Focus 30 Fund is intended to help you understand the financial performance of the SYM Fund. However, the total returns of the SYM Fund are not relevant to investors in the Focus 30 Fund because the SYM Fund did not utilize the Focus 30 Formula.


  HENNESSY CORNERSTONE GROWTH FUND



                                         Year Ended Year Ended Period Ended            YEAR ENDED
                                         October 31, October 31, October 31,          SEPTEMBER 30
                                            2006      2005     2004(1,2)  2004      2003      2002

PER SHARE DATA:

Net asset value, beginning of period.....  $19.49    $19.38    $19.08    $17.23    $13.55    $13.98
                                           ------    ------    ------    ------    ------    ------
   Income from investment operations:
     Net investment income(3)............   (0.04)    (0.14)    (0.02)    (0.13)    (0.07)    (0.07)
     Net realized and unrealized
       gains on securities...............    2.55      4.13      0.32      1.98      4.23      0.67
                                           ------    ------    ------    ------    ------    ------
       Total from investment operations..    2.51      3.99      0.30      1.85      4.16      0.60
                                           ------    ------    ------    ------    ------    ------
   Less Distributions:
     Dividends from net investment income      --         --       --        --        --        --
     Dividends from realized gains.......   (1.23)    (3.88)       --        --     (0.48)    (1.03)
                                           ------    ------    ------    ------    ------    ------
       Total distributions...............   (1.23)    (3.88)       --        --     (0.48)    (1.03)
                                           ------    ------    ------    ------    ------    ------
   Redemption fees retained(4)...........      --        --        --        --        --        --
   Net asset value, end of period........  $20.77    $19.49    $19.38    $19.08    $17.23    $13.55
                                           ======    ======    ======    ======    ======    ======
TOTAL RETURN.............................   13.59%    23.17%     1.57%    10.74%    31.67%     4.47%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)..$1,250.7  $1,071.8    $869.0    $866.0   $752.0    $342.4
   Ratio of expenses to average net assets  1.21%     1.23%     1.25%     1.25%     1.27%     1.10%
   Ratio of net investment income
     to average net assets...............   (0.20%)   (0.78%)   (1.08%)   (0.68%)   (0.60%)   (0.73%)
   Portfolio turnover rate...............   90.44%    88.98%     0.00%   106.97%    74.80%    70.33%



   (1) For the one month ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from September 30th.
   (2) All ratios for the period have been annualized, except portfolio turnover and total return.
   (3) Net investment loss per share is calculated using ending balances prior to consideration for adjustments for permanent book and tax differences.
   (4) Amount is less than $0.01.


  HENNESSY CORNERSTONE GROWTH FUND, SERIES II



                                        Four-Months
                                            Ended                 YEAR ENDED JUNE 30
                                        October 31, -----------------------------------------------
                                          2006(1,2)   2006     2005(5)  2004(5)   2003(5)   2002(5)
PER SHARE DATA:
Net asset value, beginning of period.....  $32.19    $31.29    $27.69    $18.13    $16.79    $19.15
                                           ------    ------    ------    ------    ------    ------
   Income from investment operations:
     Net investment gain (loss)3.........   (0.03)    (0.07)    (0.14)    (0.23)    (0.16)    (0.18)
     Net realized and unrealized
       gains (losses) on securities......   (1.41)     4.65      3.75      9.79      1.50     (2.14)
                                           ------    ------    ------    ------    ------    ------
       Total from investment operations..   (1.44)     4.58      3.61      9.56      1.34     (2.32)
                                           ------    ------    ------    ------    ------    ------
   Less Distributions:
     Dividends from net investment income      --        --     (0.01)       --        --        --
     Dividends from net realized gains...      --     (3.68)       --        --        --     (0.04)
                                           ------    ------    ------    ------    ------    ------
       Total distributions...............      --     (3.68)    (0.01)       --        --     (0.04)
                                           ------    ------    ------    ------    ------    ------
   Redemption fees retained(4)...........      --        --        --        --        --        --
   Net asset value, end of period........  $30.75    $32.19    $31.29    $27.69    $18.13    $16.79
                                           ======    ======    ======    ======    ======    ======
TOTAL RETURN.............................   (4.47%)   16.48%    13.04%    52.73%     7.98%   (12.11%)
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)..  $244.2    $279.3    $299.0    $347.8     $78.0    $95.3
   Ratio of expenses to average net assets   1.25%     1.25%     1.33%     1.38%     1.58%    1.39%
   Ratio of net investment income
     to average net assets...............   (0.24%)   (0.22%)   (0.49%)   (0.90%)   (1.04%)   (0.98%)
   Portfolio turnover rate...............   92.63%   109.02%   192.24%   113.27%    90.06%   132.21%



  HENNESSY FOCUS 30 FUND6



                                           Year      Year   Period      Year    January 1,     Year
                                          Ended     Ended    Ended      Ended     2003-       Ended
                                         October   October  October   September  September  December
                                            31,      31,       31,         30,      30,        31,
                                           2006     2005    2004(2,3)     2004    2003(6)   2002(6)
PER SHARE DATA:
Net asset value, beginning of period.....  $12.21     $8.67     $8.78     $7.72     $6.63     $9.27
                                           ------    ------    ------    ------    ------    ------
   Income from investment operations:
     Net investment income...............   (0.08)    (0.04)    (0.01)    (0.08)    (0.03)    (0.02)
     Net realized and unrealized
       gains on securities...............    1.86      3.58     (0.10)     1.14      1.12     (2.62)
                                           ------    ------    ------    ------    ------    ------
       Total from investment operations      1.78      3.54     (0.11)     1.06      1.09     (2.64)
                                           ------    ------    ------    ------    ------    ------
   Less Distributions:
     Dividends from net investment income      --        --        --        --        --        --
     Dividends from realized gains.......   (1.61)       --        --        --        --        --
                                           ------    ------    ------    ------    ------    ------
       Total distributions...............   (1.61)       --        --        --        --        --
                                           ------    ------    ------    ------    ------    ------
   Redemption fees retained..............    0.01        --        --(4)     --(4)     --(4)    --(4)
   Net asset value, end of period........  $12.39    $12.21     $8.67     $8.78     $7.72     $6.63
                                           ======    ======    ======    ======    ======    ======
TOTAL RETURN.............................   16.18%    40.83%    (1.25%)   13.73%    16.44%   (28.48%)
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)..  $240.6    $125.3     $50.4     $51.1     $33.3    $28.5
   Ratio of expenses to average net assets:
     Before expense reimbursement........    1.21%     1.35%     1.45%     1.41%     1.59%     1.54%
     After expense reimbursement.........    1.21%     1.35%     1.45%     1.41%     1.49%(8)  1.50%
   Ratio of net investment income to average net assets:
     Before expense reimbursement........   (0.65%)   (0.60%)   (1.33%)   (0.92%)   (0.67%)   (0.24%)
     After expense reimbursement.........   (0.65)%   (0.60%)   (1.33%)   (0.92%)   (0.57%)   (0.20%)
   Portfolio turnover rate...............  123.71%   155.26%     0.00%   113.13%   356.77%   291.00%


(1) For the four months ended October 31, 2006. Effective October 31, 2006, the Fund changed its fiscal year end to October 31st from June 30th.
(2) All ratios for the period have been annualized, except portfolio turnover and total return.
(3)  Net  investment   loss  per  share  is  calculated   using  average  shares
outstanding.
(4) Amount is less than $0.01.
(5) The financial highlights set forth herein include historical highlights of The Henlopen Fund. On July 1, 2005 Hennessy Advisors, Inc. became the investment advisor to the Fund and the Fund changed its name from "The Henlopen Fund" to Hennessy Cornerstone Growth Fund, Series II.
(6) The financial highlights set forth herein include historical financial highlights of the SYM Select Growth Fund. On September 17, 2003, Hennessy
Advisors, Inc. became the investment advisor to the SYMSelect Growth Fund and changed its name to the Hennessy Focus 30 Fund. Effective September 30, 2003, the Fund changed its fiscal year end to September 30th from December 31st.
(7) For the one month ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from September 30th.
(8) From September 17, 2003 to October 31, 2006, the Hennessy Focus 30 Fund imposed an expense cap of 1.45% of the average daily net assets of the Focus 30 Fund.


  HENNESSY CORNERSTONE VALUE FUND



                                           Year        Year        Period
                                          Ended       Ended        Ended             YEAR ENDED
                                         October 31, October 31, October 31,        SEPTEMBER 30
                                            2006      2005     2004(1,2)  2004      2003      2002
PER SHARE DATA:
Net asset value, beginning of period.....  $12.95    $12.48    $12.37    $10.51     $8.95    $10.91
                                           ------    ------    ------    ------    ------    ------
   Income from investment operations:
     Net investment income...............    0.30      0.30      0.02      0.31(3)   0.21      0.25
     Net realized and unrealized
       gains on securities...............    2.36      0.41      0.09      1.76      1.55     (1.95)
                                           ------    ------    ------    ------    ------    ------
       Total from investment operations..    2.66      0.71      0.11      2.07      1.76     (1.70)
                                           ------    ------    ------    ------    ------    ------
   Less Distributions:
     Dividends from net investment income   (0.34)    (0.24)       --     (0.21)    (0.20)    (0.26)
     Dividends from realized gains.......      --         --       --        --        --        --
                                           ------    ------    ------    ------    ------    ------
       Total distributions...............   (0.34)    (0.24)       --     (0.21)    (0.20)    (0.26)
                                           ------    ------    ------    ------    ------    ------
   Redemption fees retained(4) ..........      --        --        --        --        --        --
   Net asset value, end of period .......  $15.27    $12.95    $12.48    $12.37    $10.51     $8.95
                                           ======    ======    ======    ======    ======    ======
TOTAL RETURN ............................   21.00%     5.69%     0.89%    19.83%    19.88%   (16.05%)
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)..  $256.8    $183.8    $195.6    $194.5    $20.3     $15.8
   Ratio of expenses to average net assets   1.15%     1.20%     1.18%     1.18%     1.51%     1.43%
   Ratio of net investment income
     to average net assets ..............    2.49%     2.19%     1.70%     2.56%     2.10%     2.12%
   Portfolio turnover rate...............   35.40%    32.22%     0.00%     8.20%    57.29%    76.93%


  HENNESSY TOTAL RETURN FUND


                                           Year        Year      Period
                                          Ended       Ended       Ended          YEAR ENDED
                                         October 31, October 31, October 31,        JUNE 30


                                            2006      2005    2004(2,5)  2004      2003      2002
PER SHARE DATA:
Net asset value, beginning of period.....  $10.57    $10.40    $10.62     $9.65     $9.78    $10.49
                                           ------    ------    ------    ------    ------    ------
   Income from investment operations:
     Net investment income...............    0.31      0.23      0.07      0.17(3)   0.12      0.11
     Net realized and unrealized
       gains on securities...............    2.03      0.17     (0.24)     0.92     (0.13)    (0.71)
                                           ------    ------    ------    ------    ------    ------
       Total from investment operations..    2.34      0.40     (0.17)     1.09     (0.01)    (0.60)
                                           ------    ------    ------    ------    ------    ------
   Less Distributions:
     Dividends from net investment income   (0.30)    (0.23)    (0.05)    (0.10)    (0.12)    (0.11)
     Dividends from realized gains.......      --        --        --        --        --        --
   Return of capital.....................      --        --        --     (0.02)       --        --
                                           ------    ------    ------    ------    ------    ------
       Total distributions...............   (0.30)    (0.23)    (0.05)    (0.12)    (0.12)    (0.11)
                                           ------    ------    ------    ------    ------    ------
   Redemption fees retained(4)...........      --        --        --        --        --        --
   Net asset value, end of period........  $12.61    $10.57    $10.40    $10.62     $9.65     $9.78
                                           ======    ======    ======    ======    ======    ======
TOTAL RETURN ............................   22.48%     3.83%    (1.61%)   11.36%    (0.04%)   (5.73%)
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions)    $113.3     $86.7     $91.9     $97.0     $6.0      $3.5
   Ratio of net expenses to average
     net assets excluding interest expense:
     Before expense reimbursement........    1.16%     1.23%     1.20%     1.27%     2.12%     4.35%
     After expense reimbursement.........    1.16%     1.23%     1.20%     1.27%(6)  1.95%(7)  1.71%(7)
   Ratio of net expenses to average net assets including interest expense:
     Before expense reimbursement........    2.80%     2.28%     1.78%     1.66%     2.50%     4.97%
     After expense reimbursement.........    2.80%     2.28%     1.78%     1.66%     2.33%     2.33%
   Ratio of interest expenses
     to average net assets...............    1.64%     1.05%     0.58%     0.39%     0.38%     0.62%
   Ratio of net investment income
     to average net assets:
     Before expense reimbursement........    2.79%     2.07%     1.85%     1.55%     1.25%    (1.58%)
     After expense reimbursement.........    2.79%     2.07%     1.85%     1.55%     1.42%     1.06%
   Portfolio turnover rate...............   24.16%    25.70%     0.30%     8.37%    17.60%    34.76%


(1) For the one month ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from September 30th.
(2) All ratios for the period have been annualized, except portfolio turnover and total return.
(3) Calculated using average shares outstanding during period.
(4) Amount is less than $0.01.
(5) For the four months ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from June 30th.
(6) From February 27, 2004 to June 30, 2005, the Hennessy Total Return Fund imposed an expense cap, excluding interest expense, of 1.35% of the average daily net assets of the Total Return Fund. This expense cap was in effect through June 30, 2005.
(7) The Hennessy Total Return Fund imposed an expense cap, excluding interest expense, of 1.95%.


HENNESSY BALANCED FUND


                                           Year        Year      Period
                                          Ended       Ended       Ended          YEAR ENDED
                                         October 31, October 31, October 31,        JUNE 30
                                            2006      2005    2004(1,2)  2004      2003      2002
PER SHARE DATA:
Net asset value, beginning of period.....  $10.56    $10.62    $10.85    $10.44    $10.62    $11.50
                                           ------    ------    ------    ------    ------    ------
   Income from investment operations:
     Net investment income...............    0.30      0.18      0.04      0.11      0.14      0.15
     Net realized and unrealized
       gains on securities...............    1.25     (0.07)    (0.24)     0.50     (0.12)    (0.50)
                                           ------    ------    ------    ------    ------    ------
       Total from investment operations..    1.55      0.11     (0.20)     0.61      0.02     (0.35)
                                           ------    ------    ------    ------    ------    ------
   Less Distributions:
     Dividends from net investment income   (0.28)    (0.17)    (0.03)    (0.12)    (0.14)    (0.15)
     Dividends from realized gains.......      --        --        --     (0.06)    (0.06)    (0.38)
   Return of capital.....................      --        --        --     (0.02)       --        --
                                           ------    ------    ------    ------    ------    ------
       Total distributions...............   (0.28)    (0.17)    (0.03)    (0.20)    (0.20)    (0.53)
                                           ------    ------    ------    ------    ------    ------
   Redemption fees retained(3)...........      --        --        --        --        --        --
   Net asset value, end of period........  $11.83    $10.56    $10.62    $10.85    $10.44    $10.62
                                           ======    ======    ======    ======    ======    ======
TOTAL RETURN ............................   14.92%     1.13%    (1.86%)    5.81%     0.24%    (3.12%)
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (millions) .   $26.1     $19.3     $21.8     $23.4     $16.1     $15.3
   Ratio of net expenses to average
        net assets                           1.34%     1.49%     1.41%     1.41%     1.50%     1.84%
   Ratio of net investment income
     to average net assets...............    2.75%     1.58%     1.12%     1.01%     1.40%     1.33%
   Portfolio turnover rate ..............   87.88%    21.31%     8.55%    45.17%    21.79%    45.95%

(1) For the four months ended October 31, 2004. Effective October 31, 2004, the Fund changed its fiscal year end to October 31st from June 30th.
(2) All ratios for the period have been annualized, except portfolio turnover and total return.
(3) Amount is less than $0.01.


PRIVACY POLICY

We collect the following non-public personal information about you:

    o information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

       and

    o information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information and other financial information.

    We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

    In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

FUND SYMBOLS, CUSIPS AND
SEC FUND IDENTIFIERS

The Hennessy Funds have the following fund symbols, cusips and SEC fund identifiers:



                                                                              SEC FUND IDENTIFIER
                                                                              ------------------
FUND                                             SYMBOL       CUSIP           SERIES           CLASS
-----                                            -------      -----           ------           -----
Hennessy Cornerstone Growth Fund                 HFCGX        425 888 104     S000000838       C000002453
Hennessy Cornerstone Growth Fund, Series II      HENLX        425 88P 106     S000000837       C000002452
Hennessy Focus 30 Fund                           HFTFX        425 888 302     S000000839       C000002454
Hennessy Cornerstone Value Fund                  HFCVX        425 888 203     S000000840       C000002455
Hennessy Total Return Fund                       HDOGX        425 887 205     S000000836       C000002451
Hennessy Balanced Fund                           HBFBX        425 887 106     S000000835       C000002450



Not part of prospectus.

 TO LEARN MORE ABOUT THE HENNESSY FUNDS you may want to read the Hennessy Funds'
   Statement of Additional Information (or "SAI"), which contains additional information about the Funds. The Hennessy Funds have
           incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of
                      the SAI to be part of the Prospectus.

    You also may learn more about the Hennessy Funds' investments by reading the Hennessy Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

    The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors, without charge, upon request, simply by calling 1-800-966-4354. The Hennessy Funds also make available the SAI and the annual and semi-annual reports, free of charge, on their Internet website (http://www.hennessyfunds.com).

    Prospective investors and shareholders who have questions about the Hennessy Funds may also call the above number or write to the following address:

              THE HENNESSY FUNDS
              7250 Redwood Blvd.
              Suite 200
              Novato, CA 94945

    The general public can review and copy information about the Hennessy Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Hennessy Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov., or by writing to:

              PUBLIC REFERENCE SECTION
              Securities and Exchange Commission
              Washington, D.C. 20549-0102

    When seeking information about the Hennessy Cornerstone Growth Fund, Hennessy Focus 30 Fund or Cornerstone Value Fund from the Securities and Exchange Commission please refer to the Hennessy Mutual Funds' Investment
Company Act File No. 811-07695. When seeking information about the Hennessy Cornerstone Growth Fund, Series II from the Securities and Exchange Commission please refer to the Hennessy Funds Trust's Investment Company Act File No.
811-07168. When seeking information about the Hennessy Total Return Fund or Hennessy Balanced Fund from the Securities and Exchange Commission please refer to the Hennessy Funds' Investment Company Act File No. 811-07493.

        Investment Company Act File No. 811-07695 (Hennessy Mutual Funds) Investment Company Act File No. 811-07168 (Hennessy Funds Trust)
           Investment Company Act File No. 811-07493 (Hennessy Funds)

                              (HENNESSY FUNDS LOGO)
                          FORMULAS FOR SMART INVESTING

                              WWW.HENNESSYFUNDS.COM

                                FOR INFORMATION,
                      QUESTIONS OR ASSISTANCE, PLEASE CALL
                               THE HENNESSY FUNDS

       1-800-966-4354 or
       1-415-899-1555


       THE HENNESSY FUNDS
Hennessy Cornerstone Growth Fund
Hennessy Cornerstone
  Growth Fund, Series II
Hennessy Focus 30 Fund
Hennessy Cornerstone Value Fund
Hennessy Total Return Fund
Hennessy Balanced Fund


INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd.
Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT & SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701 Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

DIRECTORS
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306